UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2004

VITAL IMAGES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-22229
(Commission File Number)

42-1321776
(IRS Employer Identification No.)

3300 Fernbrook Lane N., Suite 200, Plymouth Minnesota	55447
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (763) 852-4100

ITEM 2.  ACQUISTION OR DISPOSITION OF ASSETS

This Amendment No. 1 amends the Current Report on Form 8-K filed on February 26, 2004 by Vital Images, Inc. (“Vital Images”) to report its acquisition of HInnovation, Inc. (“HInnovation”) to include the required financial information of HInnovation and the pro forma financial information of Vital Images.

On February 18, 2004, Vital Images completed its acquisition of HInnovation for consideration of $12.6 million, consisting of $6.0 million of cash, 376,262 shares of Vital Images common stock, valued at $6.1 million for accounting purposes, issued to the HInnovation shareholders, a nominal amount of cash to avoid the issuance of fractional shares and direct costs of the acquisition of $0.5 million.  In addition, the transaction includes $6.0 million of contingent milestone payments consisting of $3.0 million of cash and $3.0 million of common stock of Vital Images.  In the acquisition, HInnovation became a wholly-owned subsidiary of Vital Images.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)          Financial Statements of Businesses Acquired

The following historical financial statements of HInnovation, Inc., together with the report thereon signed by PricewaterhouseCoopers LLP, are filed as Exhibit 99.2 to this report:

1.          Balance Sheets at December 31, 2003 and 2002.

2.          Statements of Operations for the years ended December 31, 2003 and 2002 and Cumulative for the period from Inception (August 1, 2000) through December 31, 2003.

3.          Statements of Changes in Stockholders’ Equity and Comprehensive Loss, Cumulative for the period from Inception (August 1, 2000) through December 31, 2003.

4.          Statements of Cash Flows for the years ended December 31, 2003 and 2002 and Cumulative for the period from Inception (August 1, 2000) through December 31, 2003.

5.          Notes to Financial Statements.

(b)                                 Pro Forma financial information:

The Pro Forma Combined Consolidated Balance Sheet as of December 31, 2003 and the Pro Forma Combined Consolidated Statements of Operations for the fiscal year ended December 31, 2003 are filed as Exhibit 99.3 to this report.

(c)                                  Exhibits

The following documents are filed as exhibits to this Current Report on Form 8-K/A:

Exhibit Number	Description

2.1

Acquisition Agreement and Plan of Reorganization by and among Vital Images, Inc., HInnovation Acquisition, Inc., HInnovation, Inc. and Hui Hu and JMS Co. Ltd. dated as of January 8, 2004 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 26, 2004 (File No. 0-22229)).

23.1	Consent of PricewaterhouseCoopers LLC (filed herewith electronically)

99.1

Press Release Announcing the Completion of the Acquisition of HInnovation dated as of February 19, 2004 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on February 26, 2004 (File No. 0-22229))

99.2	HInnovation, Inc. Historical Financial Statements (filed herewith electronically)

99.3	Unaudited Pro Forma Combined Consolidated Financial Statements (filed herewith electronically)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2004	VITAL IMAGES, INC.

	By:	/s/ Gregory S. Furness
Gregory S. Furness
Chief Financial Officer and Vice-President, Finance
(Chief Financial Officer and Chief Accounting Officer)